UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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THE KROGER CO.

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On May 26, 2022, The Kroger Co. distributed the following presentation:

Creating Significant, Sustainable Value for All Stakeholders May 2022

Disclaimer

Important Additional Information and Where to Find It

The Company has filed a definitive proxy statement on Schedule 14A and WHITE proxy card with the Securities and Exchange Commission ("SEC") in connection with the solicitation of proxies for its 2022 Annual Meeting of Shareholders (the "2022 Annual Meeting"). SHAREHOLDERS ARE STRONGLY ADVISED TO READ THE COMPANY'S DEFINITIVE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), THE WHITE PROXY CARD AND ANY OTHER DOCUMENTS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Shareholders may obtain a free copy of the definitive proxy statement, any amendments or supplements to the definitive proxy statement and other documents that the Company files with the SEC from the SEC's website at www.sec.gov or the Company's website at http://ir.kroger.com as soon as reasonably practicable after such materials are electronically filed with, or furnished to, the SEC.

Certain Information Regarding Participants in Solicitation

The Company, its directors, its executive officers and its nominees for election as director may be deemed participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the 2022 Annual Meeting. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of shareholders in connection with the 2022 Annual Meeting, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company's shareholders generally, is set forth in the Company's definitive proxy statement for the 2022 Annual Meeting and the other relevant documents to be filed with the SEC. Details concerning the nominees of the Company's Board of Directors for election at the 2022 Annual Meeting also are included in such definitive proxy statement.

Forward Looking Statements

This presentation contains certain statements that constitute "forward-looking statements" about the future performance of the company. These statements are based on management's assumptions and beliefs in light of the information currently available to it. Such statements are indicated by words or phrases such as "achieve," "committed," "confident," "contemplates," "continue," "deliver," "enable" "expect," "future," "guidance," "positioning," "strategy," "target," "trends," and "will." Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include the specific risk factors identified in "Risk Factors" in our annual report on Form 10-K for our last fiscal year and any subsequent filings, as well as the following: Kroger's performance goals may be affected by: COVID-19 pandemic related factors, risks and challenges, including among others, the length of time that the pandemic continues, future variants, mutations or related strains of the virus and the effectiveness of vaccines against variants, continued efficacy of vaccines over time and availability of vaccine boosters, the extent of vaccine refusal, and global access to vaccines, as well as the effect of vaccine and/or testing mandates and related regulations, the potential for additional future spikes in infection and illness rates including breakthrough infections among the fully vaccinated, and the corresponding potential for disruptions in workforce availability and customer shopping patterns, re-imposed restrictions as a result of resurgence and the corresponding future easing of restrictions, and interruptions in domestic and global supply chains or capacity constraints; whether and when the global pandemic will become endemic, the pace of recovery when the pandemic subsides or becomes endemic, which may vary materially over time and among the different regions we serve; labor negotiations; potential work stoppages; changes in the unemployment rate; pressures in the labor market; changes in government-funded benefit programs; changes in the types and numbers of businesses that compete with Kroger; pricing and promotional activities of existing and new competitors, including non-traditional competitors, and the aggressiveness of that competition; Kroger's response to these actions; the state of the economy, including interest rates, the current inflationary environment and future potential inflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs; the geopolitical environment; unstable political situations and social unrest; changes in tariffs; the effect that fuel costs have on consumer spending; volatility of fuel margins; manufacturing commodity costs; diesel fuel costs related to Kroger's logistics operations; trends in consumer spending; the extent to which Kroger's customers exercise caution in their purchasing in response to economic conditions; the uncertainty of economic growth or recession; stock repurchases; changes in the regulatory environment in which Kroger operates; Kroger's ability to retain pharmacy sales from third party payors; consolidation in the healthcare industry, including pharmacy benefit managers; Kroger's ability to negotiate modifications to multi-employer pension plans; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; the success of Kroger's future growth plans; the ability to execute our growth strategy and value creation model, including continued cost savings, growth of our alternative profit businesses, and our ability to better serve our customers and to generate customer loyalty and sustainable growth through our strategic moats of fresh, our brands, personalization, and seamless; and the successful integration of merged companies and new partnerships. Our ability to achieve these goals may also be affected by our ability to manage the factors identified above. Our ability to execute our financial strategy may be affected by our ability to generate cash flow.

Kroger's effective tax rate may differ from the expected rate due to changes in tax laws, the status of pending items with various taxing authorities, and the deductibility of certain expenses. Kroger assumes no obligation to update the information contained herein unless required by applicable law. Please refer to Kroger's reports and filings with the Securities and Exchange Commission for a further discussion of these risks and uncertainties.

Non-GAAP Financial Measures

This presentation discusses certain non-GAAP measures, including Adjusted FIFO Operating Profit, which management believes to be useful to investors and analysts. See page 57 for more information, including a reconciliation of the non-GAAP measure to the most comparable GAAP measure.

Kroger

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3 Our Strategic Execution, Corporate Governance, and Sustainability Policies and Practices are Driving Value for All Stakeholders • As America’s grocer, Kroger is committed to delivering fresh and affordable food for everyone , supporting a sustainable food supply to feed America for generations to come • Kroger’s winning strategy is delivering superior shareholder returns • Zero Hunger | Zero Waste aims to create a more equitable and sustainable food system • Kroger continues to advance longstanding commitments for people, our planet and systems — from supporting associates through wage and benefit increases and training and advancement opportunities; to reducing emissions and conserving resources ; to responsible sourcing and supply chain accountability • Kroger has a longstanding commitment to robust stakeholder and shareholder engagement to inform policies and the Public Responsibilities Committee (PRC) of the Board is actively advancing animal welfare issues • Kroger has a strong, independent, diverse and refreshed Board with the right skills and expertise to support a large and complex business • Carl Icahn has made no attempt to engage and has no plan to advance the sow housing transition Kroger is already making • Carl Icahn is seeking to replace critical expertise on our Board with two nominees who are not additive or qualified to serve on the Kroger Board 3

Executive Summary

Executing a winning strategy that is delivering superior shareholder returns

- As America's grocer, Kroger is committed to delivering fresh, affordable food and supporting a sustainable food supply to feed America for generations to come
- We are widening our competitive moats – Fresh, Personalization, *Our Brands,* and Seamless
- We are investing in high-growth, alternative profit streams, creating a flywheel for sustainable growth
- We are outpacing our sales growth and profitability commitments and returning substantial capital to shareholders
- We have delivered TSR[1] of 131% over the last 3 years (vs. S&P 500: 47%) and we are building on our track record with our strong value creation model targeting TSR of 8-11% over time

Robust, broad-based sustainability practices and programs support our long-term growth strategy

- Sustainability is a longstanding priority for Kroger; launched comprehensive 2030 ESG strategy to advance positive impacts for people, our planet and systems with Zero Hunger | Zero Waste as the centerpiece
- People: We make significant investments in our associates. In 2021, we raised average hourly wage to $17 and to over $22, including comprehensive benefits (representing 25.9% increase since 2017); introduced Framework for Action: Diversity, Equity & Inclusion in 2020; directed 2.3B meals for our communities since 2017.
- Planet: We are committed to reducing greenhouse gas emissions by 30% by 2030 (baseline: 2018) and conserving resources through waste and food waste reduction, recycling and sustainable packaging
- Systems: We have responsible sourcing and supply chain accountability programs; active animal welfare policy & issues management; regular stakeholder and supplier engagement to achieve goals

Strong, highly qualified Board with the right skills and expertise to drive continued momentum for all stakeholders

- The Kroger Board comprises highly accomplished directors with skills and expertise critical to our business, including experience across a broad range of ESG topics
- Ongoing refreshment process demonstrated by appointment of 5 new independent directors (~45% of the Board) within the last 3 years
- Our Board reflects diversity, with 64% of directors diverse by gender or race / ethnicity; 3 of 5 committee chairs are women
- Board oversees an active shareholder and stakeholder engagement program, which informs our policies. Consistent with our ongoing, robust shareholder outreach and investor relations program, in 2021, Kroger met with shareholders representing 47% of outstanding shares. In addition, Kroger met with stewardship teams representing 34% of its outstanding shares to discuss ESG topics.

Carl Icahn's campaign is not in the best interest of Kroger shareholders

- Carl Icahn has made no attempt to engage – he contacted Kroger for the first and only time just days before launching a proxy fight
- Kroger is already working with stakeholders and our suppliers to support a thoughtful sow housing transition – Carl Icahn isn't offering any actionable ideas or suggestions on how to advance this transition, and maintains a rigid and overly prescriptive stance
- The Board evaluated the candidacy of Alexis Fox and Margarita Paláu-Hernández and unanimously determined that Ms. Fox and Ms. Paláu-Hernández are not qualified to serve on the Kroger Board as their experience and expertise are neither relevant nor additive

Kroger

1. Source: Bloomberg, Capital IQ, Company filings as of May 24, 2022; Total Shareholder Return (TSR) defined as share price performance plus impact of reinvested dividends. Last 3 Years reflects period beginning May 24, 2019 and ending May 24, 2022.

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Kroger is America’s Grocer 5

6 Think Food, Think Kroger: Fresh for Everyone 1. As of January 29, 2022 6 As America’s grocer, Kroger is committed to delivering fresh food at affordable prices, redefining the customer experience and giving back to our communities We are one of the world’s largest food retailers: 60M households shop with us annually 11 M transactions each day 2,726 r etail supermarkets in 35 states & D.C. 1 $ 1 37.9 B TOTAL 20 21 SALES OVER 420,000 ASSOCIATES ENTERPRISE - WIDE 45 DISTRIBUTION CENTERS DELIVERY LOCATIONS 2,200+ PICKUP LOCATIONS 2,500+ 2,200+ RETAIL PHARMACIES 18.4M PATIENTS SERVED IN 2021

7 7 Our Role in the Future of Food We are helping build a more resilient and equitable food system that preserves access and affordability – today and in the future – by advancing more sustainable, higher - welfare production methods Global Challenge How Kroger is Addressing it • Global population estimated to reach ~10B people by 2050 • Growing global middle class is increasing demand for animal proteins • More than enough food is produced for everyone today; however, 35% is lost or wasted, including high - value proteins • To feed everyone by 2050, we will continue to need all protein sources: animal proteins, plant - based proteins, and cultivated meat • Raising animals and producing feed requires significant natural resources, and commercial farming plays a key role in scale and efficiency 7 • Reducing food loss & waste, operational waste • Reducing greenhouse gas emissions • Respecting human rights among global food workers • Advancing higher animal welfare standards • Promoting more sustainable food production & sourcing • Supporting community development in global supply chains

Kroger by the Numbers

Our Customer-Centric Focus	Our Commitment to Our Associates	Driving Positive Social & Environmental Change	Delivering Growth and Value to Shareholders
~10% **Food at Home Market** Kroger is the 1st or 2nd retailer in majority of markets	**$22/hour** **Avg. Rate for Hourly Associates** including comprehensive benefits	**2030** **Sustainability Goals** including greenhouse gas emissions reduction and sustainable packaging targets	**131%** **Total Shareholder Return[1]** over the last 3 years (vs. S&P 500: 47%)
98% **Digital Coverage** with 2,200+ Pickup locations and 2,500+ Delivery locations	**$1.2B** **Incremental Investment in Associate Compensation and Benefits** since 2018	**2.3B** **Meals Directed** to fight food insecurity since 2017	**$1.3B** **Adj. FIFO Operating Profit[2]** increase since 2019
~$28B ***Our Brands* Portfolio** with 4 distinct billion-dollar+ brands	**~$1.8B** **Associate Healthcare Spend** annually	**$343M** **Food and Funds Donated** to support communities across the U.S. in 2021	**14.3%** **Identical Sales** growth without fuel on a two-year stack in 2021
15.6% **Fresh Sales Growth** over 2019 demonstrating our ability to lead with Fresh	**$2B+** **Contributed to Associate Pensions** from 2018 – 2021 to help stabilize future associate benefits	**$4.1B** **Spent with Diverse Suppliers** in 2020 toward $10B goal by 2030	**$1B** **Annual Alternative Profits** driven by Kroger Personal Finance and Kroger Precision Marketing

Kroger

1. Source: Bloomberg, Capital IQ, Company filings as of May 24, 2022; Total Shareholder Return (TSR) defined as share price performance plus impact of reinvested dividends. Last 3 Years reflects period beginning May 24, 2019 and ending May 24, 2022.
2. Adjusted FIFO Operating Profit is a non-GAAP measure. See page 57 for more information, including a reconciliation to GAAP operating profit.

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9 70% of customers chose grocery retailers based on quality of fresh categories 92% of our customers buy fresh products from us We Serve All of America … Our Customers: 9 72% of U.S. shoppers have average annual income under $100K 40% of U.S. households have average annual income under $50K 28% of trips to Kroger are made by Very Price Sensitive shoppers 90% of households purchased an Our Brands item Live on Budgets Prioritize Good Value Care About Fresh Food

10 • Highest ranked national retailer in Fresh perception • Kroger H ealth believes in f ood as medicine and operates retail pharmacies and health clinics, while advancing health outcomes through nutrition services and diet - aligned & better - for - you foods • Culinary innovation and expanding line of Our Brands foods, including Simple Truth ® products that are plant - based and have reduced social and environmental impacts • Developed Opt UP app to simplify healthier shopping by providing nutrition ratings and personalized recommendations based on shoppers’ food purchases • Our data science allows us to make strategic price investments in the items that matter most to our customers • Help customers stretch their dollars with fresh food and trusted Our Brands that never require a choice between taste and value • L eading loyalty program drives value to customers through enhanced and personalized savings • Provide customers industry - leading fuel rewards program offering fuel discounts that can be redeemed at Kroger or partner fuel centers • Opened dedicated Kroger Delivery fulfillment centers, powered by Ocado, in new & existing geographies to expand reach and serve people without easy access to stores • Launched Kroger Delivery Now in 2021, bringing a fresh assortment of foods to customers’ doors in as soon as 30 minutes • Implementing store - level markdown programs to make items more affordable; rescuing surplus food for donation to hunger relief partners • Aligning charitable giving to improve food access & security at national & local levels … And as America’s Grocer, We Provide Fresh, Affordable Food for Everyone … Supporting Healthier, More Sustainable Lifestyles Delivering Value to Customers Expanding Food Access

11 … While Serving as a Key Pillar of Our Communities As part of Kroger’s Zero Hunger | Zero Waste plan, partnering with Feeding America's network of food banks to rescue about 100M pounds of surplus fresh food annually for redistribution in our communities; charitable giving to improve food security P roviding career opportunities in manufacturing for hard - to - hire candidates through New Beginnings, our partnership with social services agencies at eight sites Directing $45M in annual Community Rewards to customer - selected local nonprofit organizations, providing customers with an accessible community fundraising option Kroger’s Blueprint for Businesses has served as a resource to help businesses of all sizes navigate the pandemic, providing recommendations, insights, best practices, and downloadable creative assets Working closely with the White House Administrations throughout the pandemic on testing, vaccinations, and patient care while also ensuring a safe and sustainable food source for the communities we serve 11

12 Executing a Winning Strategy 12

13 Restock Kroger • Eliminated $3B in costs; invested in people, technology and price • Strengthened competitive moats: Fresh, Our Brands , Personalization & Seamless • Established alternative profit flywheel • Talent investments & development • Zero Hunger | Zero Waste social & environmental impact plan • Safety of associates and customers first • Customer demand for seamless shopping experience • Enhanced agility and speed - to - market • Invested $1.5B to safeguard and support associates and customers • Innovative meal solutions for food at home COVID Learnings & Trends Kroger Today • Leader in food • Digital sales of $10B+ and growing • Stronger customer & associate relationships • Stronger competitive moats • Track record of innovation • Excess cash to invest • COVID - 19 customer trends becoming structural, long - term habits 2017 - 2020 2020 2021, 2022 and Beyond How We Got Here 13

14 Our Winning Strategy is Underpinned by Our Unique Competitive Moats 14 Fresh #1 determinant of store choice for customers Personalization >50% of all items in a digital basket were added through personalization science Our Brands 9th largest CPG in the U . S . with four $1B + brands Seamless Access to products when and how customers want them via Pickup & Delivery

Enhancing Customer Loyalty and Attracting New Customers Through Our Competitive Moats

Fresh

- Fresh sales growth increased 15.6% since 2019 outpacing overall sales growth
- Home Chef™ has surpassed $1B in annual sales
- Go Fresh & Local Supplier Accelerator supports innovative locally and regionally sourced products in stores across the country
- Partnerships with ghost kitchens allow Kroger to offer customers freshly prepared on-demand restaurant food

Our Brands

- *Our Brands* has generated ~$28B in sales annually
- If *Our Brands* was a standalone company, it would rank 9th on the Fortune 500 listing of CPGs
- Four $1B+ brands in portfolio
- Simple Truth® achieved a major milestone, exceeding $3B in annual sales for the first time in FY2020
- Net promoter score is 10bps higher for Kroger, Simple Truth®, and Private Selection® vs. comparable brands

Personalization

- Presented 1T personalized recommendations to our customers across digital channels
- Rewards program captures data from 60M households and 92% of sales
- More than 50% of all items in a digital basket were added through personalization science
- Boost membership program offers free delivery and extra savings on fuel
- $45M in annual Community Rewards directed to customer-selected local nonprofit organizations

Seamless

- Digital sales in excess of $10B annually
- Opened first three Kroger Customer Fulfillment Centers powered by Ocado in Monroe, OH; Forest Park, GA; and Groveland, FL, a new geography
- Kroger and Instacart launch "Kroger Delivery Now" nationwide to provide 30-minute delivery enabled by first-of-its-kind virtual convenience store

Kroger
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16 Our Results Demonstrate Our Strategy is Working 1. 2 - year basis CAGR represents the compounded annual growth rate utilizing annual 2019 as the base year. Adjusted FIFO Operating P rofit is a non - GAAP measure used by management. See page 57 for more information, including a reconciliation to GAAP Operating Profit. 2. Identical sales, without fuel, 2 - year stack basis represents the sum of the 2020 and 2021 identical sales percentages. 3. 2 - year basis represents the sum of the 2020 and 2021 digital sales growth rates. $ 4.3 B FIFO Adjusted Operating Profit in 2021 + 20% 2 - Year CAGR Adjusted FIFO Operating Profit 1 $ 137.9 B total sales in 2021 + 14.3% 2 - Year Stack Identical Sales Increase 2 + 113% 2 - Year Stack Digital Sales Growth 3 Operating Profit Sales 16

17 Our Value Creation Model is Built for Sustainable Growth 8 – 11 % TSR* Fast Growing Alternative Profits Strong, Durable Retail Supermarket Business Food Platform Data & Traffic & Revenue Traffic *Total shareholder return over time assumes no change in Kroger’s PE ratio 17

18 2022 Spend Allocation Sales Growth Digital Acceleration Maintain the Business Margin Expansion Our Capital is Invested in High Return Opportunities • Significant shift in allocation to support transformation journey • Prioritizing highest growth opportunities with strong financial returns • Focused on driving sales growth & margin expansion 2022 Capital Spend Target $ 3.8 B - $ 4.0 B

19 In Addition to Growth Investments, Maintaining a Strong Balance Sheet and Capital Returns are Priorities 1. The ratio of Net Debt to Adjusted EBITDA, as defined under our credit facility Investing in the Business for Long - Term Sustainable Growth Maintaining Current Investment Grade Rating C on siste n tl y Growing Dividends Returning Excess Free Cash Through Share Buybacks 2.3x – 2.5x Leverage Ratio 1 5 – 6 % Share Repurchase & Dividends 3 – 5 % Net Earnings Growth In June 2021, we increased our dividend by 17%, marking the 15th consecutive year of dividend increases Announced two new $1B share buyback programs in 2021 and repurchased $1.6B+ in shares during the fiscal year Strong free cash flow to invest in our business and support our growth strategy Reduced net debt in 2021 and further decreased our leverage ratio which gives us tremendous balance sheet flexibility

We are Committed to Delivering Superior, Sustainable Total Returns

Total Shareholder Return | Last 3 Years[1]


131 %
67 %
53 %
47 %
Kroger
Select Food Retail Peers²
Proxy Peers³
S&P 500

Total Shareholder Return | Last 1 Year[1]


43 %
4 %
(3)%
(5)%
Kroger
Select Food Retail Peers²
Proxy Peers³
S&P 500


Strong, Durable Retail Supermarket Business
Food Platform
Revenue
Traffic &
Data &
Traffic
Fast Growing Alternative Profits
High Return Capital Investments

3% – 5%

Net Earnings Growth

5% – 6%

Share Repurchase & Dividends

8% – 11%

Total Shareholder Return[4]

Kroger

1. Source: Bloomberg, Capital IQ, Company filings as of May 24, 2022; Total Shareholder Return (TSR) defined as share price performance plus impact of reinvested dividends. Last 3 Years reflects period beginning May 24, 2019 and ending May 24, 2022. Last 1 Year reflects period beginning May 24, 2021 and ending May 24, 2022.
2. The Select Food Retail Peers consist of Albertsons Companies, Inc. (included from June 26, 2020 when it began trading), Costco Wholesale Corp., CVS Health Corporation, Koninklijke Ahold Delhaize N.V., Target Corp., Walgreens Boots Alliance Inc., Walmart Inc.
3. The Proxy Peers consist of AmerisourceBergen, Best Buy, Cardinal Health, Costco Wholesale Corp., CVS Health Corporation, Home Depot, Johnson & Johnson, Lowe's, Procter & Gamble, Sysco, Target Corp., TJX Companies, Walgreens Boots Alliance Inc., Walmart Inc.
4. Targeted future TSR assumes no change in Kroger's PE ratio.

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21 Analysts Recognize Our Strategic Execution — Including Our Execution on ESG Priorities — to Drive Value for All Note: Permission to use quotations neither sought nor obtained. Emphasis in blue font added by Kroger. “Kroger has raised wages amid a tight labor market. Recently, Kroger raised its average hourly wage to $22 / hour, including benefits. Overall, the company has invested nearly 25.9% increase in its average hourly wage rate since 2017. Moreover, Kroger has over 350 contracts with labor unions and meets with them regularly. Amid a tough labor environment, this should help Kroger retain employees and continue to grow .” – UBS, 6 March 2022 “ESG Matters to consumers, associates, and Kroger. It’s not #1 or #2, but our surveys show ESG is rising in importance as a loyalty driver. Sustainability goals like zero hunger/zero waste rally the organization and appeal to consumers.” – Evercore, 7 March 2022 “We have argued for some time that KR shares were ripe for a re - rating. Over the last several years, the company has – through strong strategic execution – distanced itself from the competitive set and strengthened its market position. In our view, KR warrants a higher multiple as it has built up a solid and seamless ecosystem with its digital platform and store network. We see the Ocado partnership as a strategic advantage for KR, and believe the platform will attract new customers, driving further share gains.” – Scotiabank, 4 March 2022 “The company continues to execute at a high level, steadily gaining market share, improving store level efficiencies and profitability, and re - investing in the business for the future. Investments in people, the merchandise assortment (e.g. focus on improving core fresh offerings and continue growing value - added own brands), and prices are all paying dividends.” – Deutsche Bank, 7 March 2022 “KR's balanced approach to investing in its business across its digital capabilities, supply chain, fresh assortment, and strategic approach to pricing is paying dividends . These, combined with cost savings and unlocking efficiencies is helping KR sustain the momentum in its core business.” – Deutsche Bank, 4 March 2022 “Kroger’s exceptional record of investment spans its organic omnichannel development work and execution as well as its acquisition history… Kroger should be able to capitalize on the changing landscape. We maintain that its local market scale allows it to derive cost leverage that fuels competitive pricing and the investments needed to build on its presence in the emerging channels.” – Morningstar, 14 April 2022

22 Robust ESG Strategy, Practices & Programs

Sustainability is a Long-Standing Priority for Kroger

Highlights

- **2006** Published first annual Green/Sustainability Report
- **2008** Completed first carbon footprint & CDP disclosures
- **2016** Completed first GRI-aligned sustainability report
- **2017** Refined Our Purpose – to Feed the Human Spirit
  Introduced Kroger's Zero-Hunger | Zero Waste social and environmental impact plan
- **2018** Conducted first stakeholder-informed materiality assessment
- **2019** Launched purpose-linked brand promise: Fresh For Everyone™
- **2020** Introduced Framework for Action: Diversity, Equity & Inclusion
  Set goal to reduce GHG emissions by 30% by 2030
  Set new 2030 sustainable packaging goals
  Published first report with SASB-aligned disclosures
- **2021** Published new Human Rights Policy; committed to develop human rights due diligence framework
  Aligned existing climate data with TCFD format

Leading with Our 2030 ESG Strategy

People	Food Access, Health & Nutrition Just & Inclusive Community
Planet	Climate Impact Resource Conservation
Systems	Business Integration Responsible & Resilient Systems

ZERO HUNGER ZERO WASTE Kroger

Kroger

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24 We Have Robust, Board - Led Oversight of ESG Strategy & Topics 24 Our sustainability journey began decades ago. In addition to oversight by the full Board, in 1977 we established a dedicated Public Responsibilities Committee (PRC) of the Board to deepen Board oversight and underscore our commitment to being a responsible corporate citizen. The PRC provides oversight for the company’s management approach to material ESG topics, as defined in formal materiality assessments and further informed by ongoing stakeholder engagement. Areas of oversight focus include: Food and pharmacy safety, and the safety of associates and customers Sustainability topics, including climate impacts, resource conservation and packaging Responsible sourcing, including human rights, animal welfare and supply chain accountability The PRC comprises independent directors who bring extensive leadership experience and valuable perspectives on topics related to environmental sustainability, social impact, and ESG governance. In 2021, the Board reviewed and amended the PRC’s charter to more specifically reflect the most recent topics and issues of importance to Kroger following stakeholder engagement and a formal materiality assessment.

25 25 Zero Hunger | Zero Waste is the Centerpiece of Our Comprehensive ESG Strategy Climate Impact: Reducing climate impact and supporting the transition to a lower - carbon economy by investing in energy efficiency and renewable energy and by reducing food waste and refrigerant emissions. Resource Conservation: Kroger committed to achieve zero food waste to landfill company - wide by 2025, and we also focus on achieving zero operational waste , offering more sustainable packaging and optimizing water use. Business Integration: Strong ESG governance and a commitment to ethics and compliance help build trust and promote the long - term interests of our stakeholders. Our responsibilities include data privacy and cybersecurity and adopting responsible marketing practices. Responsible and Resilient Systems: Our efforts to improve environmental and social impacts throughout our global supply chain include responsible sourcing, supply chain accountability and a holistic commitment to respecting human rights. Food Access, Health & Safety: Kroger’s brand promise, Fresh for Everyone, reflects our priorities around food and product safety, food access , and health and nutrition. Protecting our associates’ health and safety and providing the best customer experience are also critical elements of our approach. Just & Inclusive Economy: Offering access to employment, benefits and more; providing career paths that attract and retain talent ; and fostering a culture of diversity, equity and inclusion for all. Systems: Build more responsible and inclusive global systems Planet: Protect and restore natural resources for a brighter future People: Help billions live healthier, more sustainable lifestyles

We Have a Broad Range of ESG Topics Embedded in Our Business

Stakeholder feedback informs our policies and practices; engage with 70+ ESG stakeholder organizations on 30+ ESG topics annually, including:

People

Food Access, Health & Safety
- Food & Product Safety
  - Retail Stores
  - Manufacturing
  - Distribution & Fulfillment Centers
  - Recall Management
- Food Access
- Health & Nutrition
- Customer Experience
- Associate Health & Safety
- Community Engagement

Just & Inclusive Economy
- Diversity, Equity & Inclusion
- Talent Attraction & Retention
  - Wages
  - Benefits
  - Training & Development
- Labor Relations
  - Wages
  - Benefits

Planet

Climate Impact
- Climate Risk Assessment
- Carbon Emissions Management
  - Energy Efficiency
  - Renewable Energy
  - Refrigerant Management
  - Fuel-Efficient Logistics

Resource Conservation
- Food Waste
- Operational Waste
- Packaging
  - Recyclability
  - Reusability
  - Single-Use Plastics
- Water
- Product Sustainability
  - Natural & Organic
  - Plant-Based Alternatives
  - Chemical Management

Systems

Business Integration
- ESG Governance
- Ethics & Compliance
- Data Privacy & Cybersecurity
- Marketing Practices

Responsible & Resilient Systems
- Responsible Sourcing
  - Animal Welfare
    - Broiler Chickens; Cattle – Beef & Dairy; Fish; Gestating Sows; Laying Hens
  - Forests
    - Beef, Palm Oil, Paper Products, Soy
  - Seafood Sustainability
  - Supplier Inclusion
- Supply Chain Accountability
  - Human Rights
  - Regulatory Compliance
  - Social Compliance

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27 Stakeholder Collaboration Informs Our Strategy & Policies Shareholders NGOs Associates In 2021, Kroger met with shareholders representing 47% of outstanding shares. In addition, Kroger met with stewardship teams representing 34% of its outstanding shares to discuss ESG topics. Engagement shaped updated policies in 2021: Animal Welfare Policy; Human Rights Policy; Refrigerant Management Policy; Safer Chemicals Statement Our associates’ feedback has helped frame many key initiatives, including our Framework for Action: Diversity, Equity & Inclusion Suppliers and Manufacturers Customers Communities Strategic supplier engagement facilitated new MPS Eggs & Kipster Farms partnership to bring Simple Truth ® cage - free, carbon - neutral 1 eggs to U.S. customers in early 2023 Offer new products to meet changing customer demands, including more than 200 Simple Truth ® plant - based items Charitable giving that links to our ESG priorities, e.g. $5.1M in Racial Equity Fund grants as part of our Framework for Action: Diversity, Equity & Inclusion 1. Kipster Farms received carbon - neutral certification in The Netherlands; we anticipate the same for the new U.S. facility in Indiana when operational

28 2025 Zero Hunger | Zero Waste Commitments Progress (2017 – 2021) Meals: Directed 3B meals to our communities 2.3B meals Surplus food: Optimize surplus food recovered through Zero Hunger | Waste Food Rescue program 500M pounds Donations: 100% of retail stores rescue food >93% 1 Direct charitable giving to hunger relief: Strategically align giving to nonprofit partners feeding people $1B (Total giving: $1.65B) Operational waste: Achieve zero - waste of 90%+ waste diversion from landfill company - wide 79% 2 Food waste reduction: Reduce total food waste generated in retail supermarkets by 50% 19.3% reduction 3 Food waste diversion: Achieve 95%+ food waste diversion from landfill 48.3% diversion 3 Food waste recycling: 95%+ of retail stores have active food waste recycling programs 92% (2,539 stores) Making Strong Progress on Ambitious Goals 1. Reflects pandemic - related disruptions in store - level donation pickups 2. Reflects pandemic - related changes in tonnage and disruptions in store - level waste diversion programs 3. 2020 data; FY 2021 food waste footprint data not available yet 28

29 We Invest in Our Associates Because They Activate Our Purpose to Feed the Human Spirit 29 25.9 % INCREASE IN AVERAGE HOURLY COMPENSATION SINCE 2017 2017 2018 2019 2020 2021 INCLUDES COMPREHENSIVE BENEFITS PEOPLE Since 2018, our incremental wage investments total $1.2B For many associates, Kroger is their first job, and 26% of new hires last year were 18 years old or younger

PEOPLE

For Kroger, Our Investments in Associates Go Beyond Wages

Benefits

$1.5B to safeguard and support associates and customers during the pandemic

$2B+ contributed to associate pensions in 2018-2021 to help stabilize future associate benefits

~$1.8B invested annually in quality, affordable healthcare

Up to $21,000 offered to both part-time and full-time associates for continued education; ~90% of associates in program are hourly

Scholarship funds for children of associates

Training

$140M invested in training and development in 2021

Strategic partnerships with educational institutions and community partners

Provide regular DE&I training across the company

Well-Being

On-demand mental health assistance and free counseling to support emotional wellness

$5.5M to support associates through unexpected hardships and disaster relief through Helping Hands Fund in 2021

Advancement

Leadership development curriculum encourages internal progression

1,125 associates graduated from the Store Leader Development Program in 2021

Work Simplification

Utilizing workforce analytics and business insights to support the associate experience

Launching Microsoft Teams Rooms in 2,257 Supermarket locations to improve collaboration and training capabilities

Kroger

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PEOPLE

Our DE&I Framework Promotes Positive Change in Our Workplace and Communities

Create More Inclusive Culture

- Created a DE&I Advisory Council to advance our long-term DE&I commitments, reporting to senior leadership
- Provided Unconscious Bias training to every leader in 2020 and DE&I training for every associate in 2021

Develop Diverse Talent

- 46% of executives, directors and above and 50% of division presidents are diverse by gender or race
- Partnering with 32 HBCUs, HSIs as well as community colleges to expand diverse talent recruiting
- Established two-way mentorship and advocacy program between high-potential diverse talent and senior leaders

Advance Diverse Partnerships

- Set goal to increase spend with diverse suppliers from $3.4B to $10B by 2030: achieved $4.1B in 2020
- Ensuring our media partners align with Our Values and that we reach diverse customers through our marketing spend, partners and strategy

Advance Equitable Communities

- Deploying funds to support impactful approaches to advance racial equity with community partners
- Encouraging associates to vote and provide voter registration / ballot applications in stores

Listen Deeply and Report Progress

- Engaging external stakeholders to seek perspective and co-create more just and equitable communities
- Providing associates with platforms to continue sharing their stories and feedback with our leaders
- Discloses EEO-1 data

Support a Workforce that Reflects Our Communities

Our goal is to shift the demographic representation of women and people of color at the local and enterprise levels to reflect our country, communities and local neighborhoods

	United States Population[1]	KR Operating Area Population[1]	Total Kroger Associates[2]
White or Caucasian	61.8%	55.4%	61.6%
Hispanic or Latino	18.0%	21.9%	13.7%
Black or African American	11.9%	12.6%	15.0%
Asian or Asian-American	5.1%	6.8%	3.7%
Other	3.2%	3.3%	6.0%

Kroger

1. 2021 U.S. Census Estimate Data
2. Kroger Data as of Q4 FY21

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Responsible Sourcing and Supply Chain Accountability

SYSTEMS

Our Policies and Requirements

- ✓ Responsible Sourcing Framework
- ✓ Vendor Code of Conduct
- ✓ Human Rights Policy
- ✓ Animal Welfare Policy
- ✓ Seafood Sustainability Policy
- ✓ No-Deforestation Commitment
- ✓ Safer Chemicals Statement
- ✓ Pollinator Protection Statement
- ✓ General Merchandise Compliance and Quality Requirements
- ✓ Social Compliance Program Requirements
- ✓ Social Compliance Audit Content
- ✓ General Merchandise Compliance and Quality Requirements
- ✓ Sustainable Agriculture Commitment *(in progress)*

Kroger

How We Hold Our Suppliers Accountable

Supplier Hub Technology Platform

- Provides consistent approach to onboarding vendors & managing compliance topics
- Enables collection and storage of supplier records and compliance data
- Provides a mechanism to suspend vendors that are out of compliance

Social Compliance Program

- Third-party social compliance audits help verify vendors' alignment with our Code of Conduct
- Risk-based approach prioritizes geographies and/or product categories of higher concern for human rights risks
- Required for all *Our Brands* and unbranded products (such as bulk produce) processed at facilities outside the U.S., and direct-import national brand products

Food Safety & Quality

- Defined requirements such as quality specifications, testing protocols, certifications, reporting, and label requirements

Animal Welfare

- We review animal welfare audit information as part of the supplier setup process. Audits align with industry animal welfare standards and are conducted by third-party auditors.
- Dairy suppliers participate in the National Dairy FARM Program: Farmers Assuring Responsible Management™

Stakeholder Engagement

- Participate in industry-level working groups and coalitions on key supply chain topics
- Regular direct engagement with suppliers
- Formalized issue management protocol to engage key groups to investigate concerns

Direct Governance Oversight

- Public Responsibilities Committee of the Board
- Chief Ethics & Compliance Officer, Responsible Sourcing Team, Regulatory Compliance teams, ESG/Sustainability function, and Merchandising and Sourcing leaders

32

33 Our Governance Oversight Structure is Designed to Advance Animal Welfare • Public Responsibilities Committee of the Board comprises independent directors who bring extensive leadership experience and valuable perspectives on topics related to environmental sustainability, social impact, and ESG governance • Animal Welfare Management Committee oversees and implements Kroger’s Animal Welfare Policy . This cross - functional team of leaders includes subject matter experts in Responsible Sourcing, Corporate Food Technology, Merchandising, and ESG • Our external Animal Welfare Advisory Council comprises independent animal science and animal welfare experts in representative protein categories 33 Engaging with a Broad Range of Stakeholder Organizations Also Informs Our Approach SYSTEMS • Business Benchmark on Farm Animal Welfare • The Center for Food Integrity • Compassion in World Farming • The Farm Animal Investment Risk & Return (FAIRR) Initiative • FMI: The Food Industry Association • Global Coalition fo r Animal Welfare • The Humane League • The Humane Society of the United States • Mercy For Animals • National Pork Board • World Animal Protection

34 We are Committed to Promoting Animal Welfare … Our Animal Welfare Policy statement regarding sow housing published in 2018: We recognize that sows in the pork industry may experience negative health and behavioral impacts when housed in gestation stalls (also known as gestation crates) during pregnancy, and that group housing is a viable alternative. As a result, Kroger began asking our fresh pork suppliers to transition away from gestation stalls to group housing environments prior to birthing. Many of our fresh pork suppliers are already making this transition away from gestation crates or have time - bound commitments to make this transition. By 2025, Kroger will source 100% of fresh pork from suppliers and farms that have transitioned away from gestation stalls. We report progress toward this goal annually in our ESG report We all have a role. Protecting the welfare of animals in our protein supply chain is a shared responsibility – from farmers, producers, and veterinarians – to retailers. Kroger is working with stakeholders and our suppliers to support a thoughtful sow housing transition , embracing solutions that promote animal welfare and preserve access to affordable, high - quality food. 34 SYSTEMS Kroger’s Animal Welfare Policy is grounded in the Five Freedoms of Animal Welfare. We believe that animals should be treated humanely throughout their lifecycles, from breeding choices to housing and husbandry, and to transport and processing. 2012 Published new policy statement encouraging suppliers to transition away from gestation stalls toward group housing 2009 2018 Added timebound commitment to sourcing 100% of fresh pork from suppliers and farms that have transitioned away from gestation stalls by 2025 2020 Began providing annual progress update in ESG report reflecting NGO input and noting suppliers’ progress on transitioning to group housing 2021 Disclosed that half of Kroger’s fresh pork supply chain has transitioned away from gestation stalls to group housing in 2020 2022 Next update in 2022 ESG report

35 … And Delivering Fresh, Affordable Food to Our Customers 1. IRI 2. Statista, 2019 data (https://www.statista.com/statistics/1051294/american - consumers - buying - pork - by - type/) 2. Yankelovich Partners study for the National Pork Producers Council found 66% of Americans age 18 - 59 eat pork daily, vs. 57% eati ng beef or 49% consuming chicken 3. Fiscal year 2021, 84.51 data Fresh pork and pork p roducts are an important source of affordable animal protein for customers: • 98.5% of U.S. households buy meat 1 • 96% of U.S. households buy pork 1 • 66% of Americans eat pork daily 2 At Kroger, pork indexes high among price - conscious shoppers 3 : • The majority of consumers rank value as the most important factor when shopping for fresh pork • More than 16% of pork sales from SNAP customers, which is higher than for total store • More than 27% of pork sales from Very Price Sensitive shoppers, which is higher than for total store SYSTEMS 35

36 Managing Climate Impact and Resource Conservation are Key Elements of Our ESG Strategy 36 PLANET - 30 % by 2030 Reduction in Scope 1 & 2 emissions from a 2018 baseline Committed to align with Science Based Targets initiative Revising Scope 1 and 2 target to align with 1.5⁰C scenario; setting new Scope 3 targets Operating efficiently Set climate action goals >50% Accumulated avoided electricity in stores compared to 2000 baseline 8.6 % Reduction in company Scope 1 and 2 emissions between 2018 and 2020 225K kWh Average electricity saved per store after covering open refrigerated cases with glass doors

37 We carry products with leading third - party certifications, such as: We Offer Customers Sustainable Product Options • Average Kroger store contains >4,000 natural and organic products • Simple Truth ® product line has nearly 1,500 unique products, achieving >$3B in annual sales • Achieved commitment to eliminate the sourcing of live plants treated with neonicotinoid containing pesticides • Setting a new comprehensive commitment to sustainable agriculture that will further protect biodiversity and reduce pesticide use in our produce supply chain Natural & Organic Pesticide Management • Offer nearly 2,100 plant - based alternative products across our stores • Simple Truth ® product line includes over 200 plant - based products • Meat department maintains assortment of plant - based alternatives • Carry nearly 120 Fair Trade Certified Œ Our Brands products • Sourced on Fair Trade Certified Œ terms from 19 countries in 2021 • Simple Truth ® and Private Section ® are committed to the Sustainable Coffee Challenge, which aims to create world’s first 100% sustainable supply chain Plant - Based Alternatives Fair Trade Certified Œ PLANET 37

38 Kroger’s Strong ESG Practices, Programs, and Achievements are Widely Recognized Top Quartile ESG Ratings Best 14 th Percentile Food Retail 38 Nation’s Top Employers’ Responses to Pandemic

39 Strong, Highly Qualified Board

40 We Have a Highly Qualified Board … Rodney McMullen Chair & CEO, Kroger Strong sector experience; expertise in finance, operations, retail, strategic partnerships Public Company Boards: VF Corporation Ronald Sargent Former Chair & CEO, Staples, Inc. Lead Director Designated financial expert; expertise in retail operations, consumer insights, e - commerce Public Company Boards: Five Below, Wells Fargo Nora Aufreiter Director Emeritus, McKinsey Broad business experience; expertise in sustainability, consumer digital, omnichannel service, and insight on commercial real estate Public Company Boards: The Bank of Nova Scotia, MYT Netherlands Parent B.V. Kevin Brown EVP & Chief Global Supply Chain Officer, Dell Technologies Global leadership experience; expertise in sustainability, circular economic business practices, innovative supply chains Elaine Chao Former Secretary of Transportation Experienced national and global leader; expertise in corporate governance, strategic and workforce management, public - private partnerships Public Company Boards: ChargePoint Holdings, Embark Technology, Hyliion Holdings Anne Gates Former President, MGA Entertainment Designated financial expert; significant experience in retail and consumer products; expertise in strategy, business development Public Company Boards: Tapestry, Inc., Raymond James Karen Hoguet Former CFO, Macy’s Designated financial expert; retail, commerce and public company experience; expertise in audit, strategy, risk oversight Public Company Boards: Nielsen Holdings Clyde Moore Former Chair & CEO, First Service Networks Public and private company management experience; expertise in facilities management, manufacturing, digital, talent development J. Amanda Sourry Knox Former President, Unilever North America Significant experience in global consumer packaged goods and food sectors; expertise in marketing, customer development, diversity, sustainability Public Company Boards: PVH Mark Sutton Chair & CEO, International Paper Global leadership experience and an electrical engineering background; expertise in strategic planning, manufacturing, supply chain Public Company Boards: International Paper Ashok Vemuri Former CEO & Director, Conduent Designated financial expert; global technology company leadership experience; expertise in operations, client experience, business development, investment banking

41 … With Relevant Skills and Experience to Oversee Strategic Execution and Drive Superior Value Creation … Nora Aufreiter Kevin Brown Elaine Chao Anne Gates Karen Hoguet Rodney McMullen Clyde Moore Ronald Sargent Amanda Sourry Mark Sutton Ashok Vemuri Business Management ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Retail ✓ ✓ ✓ ✓ ✓ ✓ Consumer ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Financial Expertise ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Risk Management ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Operations & Technology ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ESG ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ ✓ Manufacturing ✓ ✓ ✓ ✓ 41

42 … For a Large and Complex Business that is More than a Grocery Store … 42 Private Label Food Producer Operating 33 food production facilities providing high - quality Our Brands products Nationwide Pharmacy 2,200+ pharmacies serving 18.4M patients and filling 300M+ prescriptions Fuel Provider ~1,600 supermarket fuel centers Logistics & Supply Chain Operator Only major U.S. supermarket company to operate an economical three - tier distribution system with 45 distribution centers Consumer Packaged Goods Provider 9th largest CPG in the U.S. with four $1B+ brands and ~$28B in Our Brands sales in 2021 Digital & e - Commerce Business Leading e - commerce business with $10B+ annual digital sales Operating 2,200+ pickup and 2,500+ delivery locations across the country Fast - Growing Alternative Profit Streams Operate robust retail media and data analytics businesses along with Kroger Personal Finance

… With a Focus on a Broad Range of ESG Topics Critical to Our Business PEOPLE Food Access, Health & Safety • Elaine Chao , former U.S. Secretary of Labor; former CEO, United Way of America • Rodney McMullen , Chairman & CEO, Kroger • Amanda Sourry , former President, Unilever North America Just & Inclusive Economy • Nora Aufreiter , Director, Bank of Nova Scotia – Chair, Corporate Governance Committee • Elaine Chao , former U.S. Secretary of Labor; former CEO, United Way of America • Clyde Moore , Director, Kroger – Chair, Compensation and Talent Development Committee • Ronald Sargent , former Chairman & CEO, Staples, Inc.; Director, Wells Fargo – Chair, Human Resources Committee PLANET Climate Impact • Nora Aufreiter , former Managing Partner, McKinsey • Kevin Brown , Executive Vice President, Global Operations & Chief Supply Chain Officer, Dell Technologies • Anne Gates , Director, Raymond James Financial – Chair, Corporate Governance & ESG Committee Resource Conservation • Anne Gates , Director, Raymond James Financial – Chair, Corporate Governance & ESG Committee • Amanda Sourry , former President; Unilever North America; Director, Trivium Packaging • Mark Sutton , Chairman & CEO, International Paper SYSTEMS Business Integration • Nora Aufreiter , former Managing Partner, McKinsey • Anne Gates , former President, MGA Entertainment, Inc.; former CFO, Disney Consumer Products, The Walt Disney Company • Rodney McMullen , Chairman & CEO, Kroger • Amanda Sourry , former President, Unilever North America; Director, PVH Corp. • Ashok Vemuri , former CEO, Conduent Responsible & Resilient Systems • Kevin Brown , Executive Vice President, Global Operations & Chief Supply Chain Officer, Dell Technologies • Karen Hoguet , former CFO, Macy’s • Ronald Sargent , former Chairman & CEO, Staples, Inc.; Director, Five Below • Mark Sutton , Chairman & CEO, International Paper 43 *In addition to the governance, leadership and strategic experience that all directors possess, directors have expertise in a rea s related to our ESG priorities. If an individual is not listed under a specific category, it does not signify a director’s lack of ability to contribute in such area.

44 Our Board is Independent, Engaged, Accountable … Independent Engaged Accountable ▪ Independent Lead Director with clearly defined role and responsibilities ▪ All directors are independent, except for the CEO ▪ All 5 Board committees are fully independent ▪ Regular executive sessions of the independent directors, at the Board and committee level ▪ High degree of Board interaction with management to ensure successful oversight and succession planning ▪ Long - standing shareholder engagement program to better understand shareholders’ perspectives and concerns on a broad array of topics, such as corporate governance and ESG matters ▪ In 2021, Kroger met with shareholders representing 47% of outstanding shares. In addition, Kroger met with stewardship teams representing 34% of its outstanding shares to discuss ESG topics. ▪ Annually elected directors ▪ Simple majority standard for uncontested director elections (plurality in contested elections) ▪ Right to call a special meeting ▪ Action can be taken by written consent ▪ Proxy access ▪ Resignation policy ▪ No poison pill ▪ Annual evaluation of the Chairman and CEO by the independent directors, led by the independent Lead Director ▪ Annual Board and committee self - assessments

45 … And is Committed to Diversity and Adding New Perspectives … 45 balances continuity with fresh perspectives 3 of 5 committee chairs are women 45 Gender & Racial / Ethnic Diversity Range of Tenures <5 Years 5-10 Years 10+ Years 64 % of the board is diverse by gender or race / ethnicity 45 % gender diversity 36 % racial / ethnic diversity

46 … With Ongoing and Thoughtful Board Refreshment 5 new independent directors added within the last 3 years ; 3 directors retired 2019 2020 2021 Ashok Vemuri Karen Hoguet Kevin Brown 46 Amanda Sourry Elaine Chao

47 Our Committee Charters are Aligned with Our Priorities Chairperson / Members Board Committees Ronald L. Sargent (Chao, Gates, Moore) Corporate Governance Committee: corporate governance policies and procedures; Board refreshment; Board self - evaluation; shareholder engagement; committee function and membership Nora A. Aufreiter (Brown, Chao, Sargent) Public Responsibilities Committee: environmental sustainability, including climate impacts and food waste; social impact, including food access, responsible sourcing, supplier diversity and people safety, food safety and pharmacy safety; advocacy and public policy; communications and brand stewardship Anne Gates (Brown, Hoguet, Sargent, Vemuri) Audit Committee: financial reporting and accounting, independent public accounting firm and internal audit function; risk management, ethics, operational and third - party compliance; legal and regulatory matters Karen M. Hoguet (Aufreiter, Sourry , Sutton, Vemuri) Finance Committee: financial plans and policies, capital allocation, use of cash; capital structure, financing transactions; investment management of assets in pension and profit - sharing plans; dividend and buyback policy Clyde R. Moore (Sourry, Sutton) Compensation & Talent Development Committee: executive compensation plans and programs, including annual and long - term incentive plans and equity incentives; human capital management, including diversity, equity and inclusion; talent developmen t a nd succession planning

Compensation Program Overview

2018	2019	2020	2021	2022
Increased ratio of Performance Units for CEO to over 1/3 of the stock-based long-term incentives	Transitioned to 100% stock-based long-term incentive program Increased ratio of Performance Units to 50%	Added Relative TSR modifier to align long-term incentive payouts with shareholder returns	Adopted two half-year performance periods for annual program to support rigor during the pandemic	Incorporated ESG metric focused on Diversity, Equity & Inclusion

Base Salary

Fixed cash component, benchmarked to peer group median

Annual Cash Incentive Plan

Based on a grid with two metrics:

- ID Sales, excluding Fuel
- Adjusted FIFO Operating Profit, including Fuel

Modifier: 10% Produce kicker tied to improvement in produce share

Long-Term Incentives

50% Performance Units

- LTIP Metrics (all weighted at 25%)
- Total Sales without Fuel + Fuel Gallons
- Growth in Adjusted FIFO Operating Profit, including Fuel
- Cumulative Adjusted Free Cash Flow
- Fresh Equity Metric

Modifier: ±25% Relative TSR compared to S&P 500

30% Restricted Stock

- 4-year ratable vesting schedule

20% Stock Options

- Deliver value only if our stock price appreciates and rewards for achievement of long-term business objectives, incentivizing creation of shareholder value
- 4-year ratable vesting schedule

Compensation program motivates value creation

- Incentive opportunities aligned with market
- Pay mix emphasizes pay-for-performance link
- 91% of CEO's and 83% of other NEO's target pay is variable and at risk
- Short-term performance metrics incentivize sales growth and operating profit, with *Produce Kicker* aligned to our strategic focus on produce market share growth
- Long-term performance metrics align with value growth drivers important to our shareholders
- Starting in 2022, we incorporated an ESG metric tied to our core values of Diversity, Equity & Inclusion into compensation decisions made for our associates who supervise a team of others, which range from store department leaders through our senior officers

Kroger

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49 Carl Icahn’s Campaign is Not in the Best Interest of Shareholders 49

50 Carl Icahn Has Made No Attempt to Engage … First and Only Outreach from Icahn Icahn makes first and only outreach to Kroger with a call to Rodney McMullen, Chairman and CEO, voicing his concerns regarding animal welfare and the use of gestation stalls in pork production and his intention to nominate directors. Icahn Submits Director Nominees Icahn sends a letter to the Board and submits a notice to nominate Alexis C. Fox and Margarita Paláu - Hernández to stand for election to the Kroger Board of Directors at our 2022 Annual Meeting of Shareholders. Friday, March 4 Carl Icahn Privately Takes a Small Position in Kroger Icahn purchases 100 shares of Kroger stock through a subsidiary, Barberry, but does not make his investment known or contact the Company. Friday, March 25 Tuesday, March 29

51 If Icahn’s candidates are elected, they would comprise almost 20% of Kroger’s Board, focused on a single matter — sow housing has made no attempt to engage with Kroger has no actionable ideas or suggestions on how to advance the sow housing transition has a rigid and overly prescriptive stance — less than 2% of U.S. sows today meet his requirements … and Has No Plan for Kroger Kroger is working with stakeholders and our suppliers to meet our 2025 goal to support a thoughtful sow housing transition , embracing solutions that promote animal welfare and preserve access to affordable, high - quality food. Carl Icahn:

52 Icahn’s Director Nominees are Not Additive or Qualified Margarita Paláu - Hernández Alexis C. Fox The Corporate Governance Committee of the Board interviewed and considered Ms. Paláu - Hernández’s qualifications, skills, and experience. The Board unanimously determined that Ms. Paláu - Hernández’s experience and expertise are neither relevant nor additive to Kroger’s Board and the Company’s ability to serve shareholders’ interests. The Corporate Governance Committee of the Board interviewed and considered Ms. Fox’s qualifications, skills, and experience. The Board unanimously determined that Ms. Fox’s experience and expertise are neither relevant nor additive to Kroger’s Board and the Company’s ability to serve shareholders’ interests. Ms. Fox is founder and CEO of LIGHTER, a website that promotes plant - based eating. Since 2018, she has also served on the Board of Mercy for Animals. Previously, she served as Massachusetts State Director of the Humane Society of the United States. Ms. Paláu - Hernández is founder and CEO of Hernández Ventures, a privately held enterprise involved in Spanish media, business, and real estate ventures. • Added to Occidental, Herbalife, Conduent, and Xerox boards in connection with Carl Icahn’s involvement with each company • No public company experience, either as a board member or executive

53 Our Strategic Execution, Corporate Governance, and Sustainability Policies and Practices are Driving Value for All Stakeholders • As America’s grocer, Kroger is committed to delivering fresh and affordable food for everyone , supporting a sustainable food supply to feed America for generations to come • Kroger’s winning strategy is delivering superior shareholder returns • Zero Hunger | Zero Waste aims to create a more equitable and sustainable food system • Kroger continues to advance longstanding commitments for people, our planet and systems — from supporting associates through wage and benefit increases, and training and advancement opportunities; to reducing emissions and conserving resources ; to responsible sourcing and supply chain accountability • Kroger has a longstanding commitment to robust stakeholder and shareholder engagement to inform policies and the Public Responsibilities Committee (PRC) of the Board is actively advancing animal welfare issues • Kroger has a strong, independent, diverse and refreshed Board with the right skills and expertise to support a large and complex business • Carl Icahn has made no attempt to engage and has no plan to advance the sow housing transition Kroger is already making • Carl Icahn is seeking to replace critical expertise on our Board with two nominees who are not additive or qualified to serve on the Kroger Board 53

54 Vote “FOR ALL” of Kroger’s director nominees on the WHITE Proxy Card Support Kroger’s strong, independent, and diverse Board to oversee Kroger’s continued momentum and achievement of ESG goals.

55 Appendix

56 Strong Value Creation Model, Consistently Delivering Attractive TSR Total Shareholder Return Over Time 56 Source: Bloomberg, Capital IQ, Company filings as of May 24, 2022 1. Total Shareholder Return (TSR) defined as share price performance plus impact of reinvested dividends. Last 5 Years reflects period beginning May 24, 2017 and ending May 24, 2022. Last 3 Years reflects period beginning May 24, 2019 and ending May 24, 2022. Last 1 Year reflects period beginning May 24, 2021 and ending May 24, 2022. 2. The Select Food Retail Peers consist of Albertsons Companies, Inc. (included from June 26, 2020 when it began trading), Costco Wholesale Corp., CVS Health Corporation, Koninklijke Ahold Delhaize N.V., Target Corp., Walgreens Boots Alliance Inc., Walmart Inc. 3. The Proxy Peers consist of AmerisourceBergen, Best Buy, Cardinal Health, Costco Wholesale Corp., CVS Health Corporation, Home Depot, Johnson & Johnson, Lowe’s Procter & Gamble, Sysco, Target Corp., TJX Companies, Walgreens Boots Alliance Inc., Walmart Inc. TSR – Last 5 Years¹ TSR – Last 3 Years¹ TSR – Last 1 Year¹ 131% 67% 53% 47 % Kroger Select Food Retail Peers² Proxy Peers³ S&P 500 96% 99% 83% 79 % Kroger Select Food Retail Peers² Proxy Peers³ S&P 500

57 NON - GAAP RECONCILIATION RECONCILIATION OF NON - GAAP MEASURES Adjusted FIFO Operating Profit: Management believes that adjusted FIFO operating profit is a useful metric to investors and a nal ysts because it presents more accurately year - over year comparisons for operating profit (loss) because adjusted items are not the result of normal operations. The following table is provided to better illustrate comparab le operating results from our ongoing business, after removing the effects on operating profit for certain items described below. The table also better illustrates comparable two - year growth from Kroger's ongoing business for the curre nt year for adjusted FIFO operating profit due to the significant fluctuations that occurred during 2020 as a result of the COVID - 19 pandemic. Two - year financial results are useful metrics to investors and analysts because it pr esents more accurate comparisons of results and trends over a longer period of time to demonstrate the effect of COVID - 19 on our results. Items identified in these tables should not be considered alternatives to any other GAAP measure of performance. These items should not be reviewed in isolation or considered substitutes for the Company's financial results as reported in accordance with GAAP. Due to the nature of these it ems , as further described below, it is important to identify these items and to review them in conjunction with the Company's financial results reported in accordance with GAAP.